                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO ALTERNATIVE STRATEGIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Alternative Strategies Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Alternative Strategies Fund did not receive sufficient shareholder votes to pass Proposal 3.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                                Votes   Votes   Votes   Broker
Matters                                                                                          For   Against Abstain Non-Votes
-------                                                                                         ------ ------- ------- ---------
(3)  Approve changing the fundamental investment restriction regarding the purchase or sale of
     physical commodities...................................................................... 75,895  8,856   3,917   37,441

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add
     Invesco Asset Management (India) Private Limited.......................................... 79,972  4,779   3,917   37,441

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                  INVESCO BALANCED-RISK RETIREMENT 2020 FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Balanced-Risk Retirement 2020 Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Balanced-Risk Retirement 2020 Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                                    Votes   Votes   Broker
Matters                                                                                  Votes For Against Abstain Non-Votes
-------                                                                                  --------- ------- ------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities...................................................... 1,987,652 73,348  131,254 1,095,856

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.................................... 2,012,844 51,804  127,607 1,095,855

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.............................. 1,981,604 76,466  134,185 1,095,855

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                  INVESCO BALANCED-RISK RETIREMENT 2030 FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Balanced-Risk Retirement 2030 Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Balanced-Risk Retirement 2030 Fund did not receive sufficient shareholder votes to achieve quorum. As a result, Proposals 3 and 4(a) - (b) have failed to pass.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                                    Votes   Votes   Broker
Matters                                                                                  Votes For Against Abstain Non-Votes
-------                                                                                  --------- ------- ------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities...................................................... 1,574,201 101,855 245,459  986,294

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.................................... 1,618,797  58,384 244,333  986,295

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.............................. 1,604,557 121,559 195,398  986,295

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                  INVESCO BALANCED-RISK RETIREMENT 2040 FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Balanced-Risk Retirement 2040 Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Balanced-Risk Retirement 2040 Fund did not receive sufficient shareholder votes to achieve quorum. As a result,

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

Proposals 3 and 4(a) - (b) have failed to pass.

The results of the voting on the above matters were as follows:

                                                                                                         Votes   Votes   Broker
Matters                                                                                       Votes For Against Abstain Non-Votes
-------                                                                                       --------- ------- ------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale
      of physical commodities................................................................  699,093  75,558  48,082   516,433

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add
      Invesco PowerShares Capital Management LLC.............................................  738,311  41,294  43,128   516,433

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add
      Invesco Asset Management (India) Private Limited.......................................  720,563  56,597  45,573   516,433

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                  INVESCO BALANCED-RISK RETIREMENT 2050 FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Balanced-Risk Retirement 2050 Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Balanced-Risk Retirement 2050 Fund did not receive sufficient shareholder votes to achieve quorum. As a result,

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

Proposals 3 and 4(a) - (b) have failed to pass.

The results of the voting on the above matters were as follows:

                                                                                                         Votes   Votes   Broker
Matters                                                                                       Votes For Against Abstain Non-Votes
-------                                                                                       --------- ------- ------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale
      of physical commodities................................................................  613,540  17,174  42,606   325,153

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add
      Invesco PowerShares Capital Management LLC.............................................  624,677   5,762  42,882   325,152

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add
      Invesco Asset Management (India) Private Limited.......................................  614,265  17,600  41,456   325,152

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                   INVESCO BALANCED-RISK RETIREMENT NOW FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Balanced-Risk Retirement Now Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Balanced-Risk Retirement Now Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                                    Votes   Votes   Broker
Matters                                                                                  Votes For Against Abstain Non-Votes
-------                                                                                  --------- ------- ------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or
      sale of physical commodities...................................................... 1,153,640 23,065  79,458   474,141

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to
      add Invesco PowerShares Capital Management LLC.................................... 1,168,765 14,064  73,335   474,140

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to
      add Invesco Asset Management (India) Private Limited.............................. 1,151,246 19,677  85,241   474,140

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO CONSERVATIVE ALLOCATION FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Conservative Allocation Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Conservative Allocation Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).
--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                                 Votes   Votes   Broker
Matters                                                                               Votes For Against Abstain Non-Votes
-------                                                                               --------- ------- ------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities................................................ 9,151,719 796,298 695,047 4,933,977

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC................................. 9,463,661 507,005 672,405 4,933,970

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited........................... 9,298,844 648,179 696,040 4,933,978

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO CONVERTIBLE SECURITIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Convertible Securities Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                          Votes     Votes    Broker
Matters                                                                      Votes For   Against   Abstain  Non-Votes
-------                                                                      ---------- --------- --------- ----------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.............................. 31,652,353 1,639,717 1,067,537 11,912,213

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco PowerShares Capital Management LLC............ 32,395,184   923,974 1,040,463 11,912,199

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco Asset Management (India) Private Limited...... 32,211,320 1,083,107 1,065,180 11,912,213

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Low Volatility Equity Yield Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Global Low Volatility Equity Yield Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                                 Votes   Votes   Broker
Matters                                                                               Votes For Against Abstain Non-Votes
-------                                                                               --------- ------- ------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities................................................ 2,534,737 332,807 172,255 1,296,160

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC................................. 2,653,347 194,937 191,518 1,296,157

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited........................... 2,575,573 277,014 187,212 1,296,160

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO GROWTH ALLOCATION FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Growth Allocation Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Growth Allocation Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                          Votes     Votes    Broker
Matters                                                                      Votes For   Against   Abstain  Non-Votes
-------                                                                      ---------- --------- --------- ----------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.............................. 14,994,070 1,196,592 1,185,038 16,491,644

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco PowerShares Capital Management LLC............ 15,430,948   715,152 1,229,613 16,491,631

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco Asset Management (India) Private Limited...... 15,142,824 1,014,749 1,218,123 16,491,648

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO INCOME ALLOCATION FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Income Allocation Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Income Allocation Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                          Votes     Votes    Broker
Matters                                                                      Votes For   Against   Abstain  Non-Votes
-------                                                                      ---------- --------- --------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.............................. 15,195,765 1,022,653 1,174,836 7,421,513

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco PowerShares Capital Management LLC............ 15,593,753   566,814 1,232,698 7,421,502

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco Asset Management (India) Private Limited...... 15,314,074   843,528 1,235,661 7,421,504

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO INTERNATIONAL ALLOCATION FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco International Allocation Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco International Allocation Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                                 Votes   Votes   Broker
Matters                                                                               Votes For Against Abstain Non-Votes
-------                                                                               --------- ------- ------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities................................................ 4,005,170 326,807 339,370 2,849,972

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC................................. 4,191,421 184,517 295,415 2,849,966

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited........................... 4,140,279 213,323 317,751 2,849,966

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                       INVESCO MID CAP CORE EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Mid Cap Core Equity Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Mid Cap Core Equity Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                          Votes     Votes    Broker
Matters                                                                      Votes For   Against   Abstain  Non-Votes
-------                                                                      ---------- --------- --------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.............................. 14,721,745 1,491,387 1,129,296 9,657,783

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco PowerShares Capital Management LLC............ 15,409,407   871,725 1,072,970 9,646,109

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco Asset Management (India) Private Limited...... 15,138,554 1,115,094 1,100,358 9,646,205

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                       INVESCO MODERATE ALLOCATION FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Moderate Allocation Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

Invesco Moderate Allocation Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                          Votes     Votes    Broker
Matters                                                                      Votes For   Against   Abstain  Non-Votes
-------                                                                      ---------- --------- --------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.............................. 16,800,837 1,304,203 1,640,448 9,900,988

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco PowerShares Capital Management LLC............ 17,497,859   655,710 1,591,927 9,900,980

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco Asset Management (India) Private Limited...... 17,093,975 1,027,192 1,624,321 9,900,988

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO MULTI-ASSET INFLATION FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Multi-Asset Inflation Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

(3)   Approve changing the fundamental investment restriction regarding the
      purchase or sale of physical commodities...................................      43,199          0     3,146     10,911

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco Asset Management (India) Private Limited...........      44,173          0     2,172     10,911

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                          INVESCO QUALITY INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Quality Income Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.............................. 21,210,501 2,528,760 2,367,207 4,990,053

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco PowerShares Capital Management LLC............ 22,542,557 1,424,562 2,139,350 4,990,052

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco Asset Management (India) Private Limited...... 22,317,323 1,803,011 1,986,132 4,990,055

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                         INVESCO SMALL CAP GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Small Cap Growth Fund, an investment portfolio of AIM Growth Series (Invesco Growth Series), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                                                Votes
Matters                                                                            Votes For   Withheld
-------                                                                           ----------- ----------
(1)*  David C. Arch.............................................................. 237,550,110  6,547,734
      James T. Bunch............................................................. 237,422,253  6,675,591
      Bruce L. Crockett.......................................................... 237,384,528  6,713,316
      Jack M. Fields............................................................. 237,500,680  6,597,164
      Martin L. Flanagan......................................................... 237,639,232  6,458,612
      Cynthia Hostetler.......................................................... 237,620,823  6,477,021
      Dr. Eli Jones.............................................................. 237,638,839  6,459,005
      Dr. Prema Mathai-Davis..................................................... 237,424,636  6,673,208
      Teresa M. Ressel........................................................... 237,646,622  6,451,222
      Dr. Larry Soll............................................................. 237,494,383  6,603,461
      Ann Barnett Stern.......................................................... 237,647,865  6,449,980
      Raymond Stickel, Jr........................................................ 237,523,828  6,574,016
      Philip A. Taylor........................................................... 237,629,783  6,468,061
      Robert C. Troccoli......................................................... 237,651,959  6,445,885
      Christopher L. Wilson...................................................... 237,734,859  6,362,985

                                                                                                Votes      Votes    Broker
                                                                                   Votes For   Against    Abstain  Non-Votes
                                                                                  ----------- ---------- --------- ----------
(2)*  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the
      Board's approval but without shareholder approval of such transactions..... 133,879,548 13,392,395 8,220,865 88,605,574

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Growth Series (Invesco Growth Series).

The results of the voting on the above matters were as follows:

                                                                                          Votes     Votes    Broker
Matters                                                                      Votes For   Against   Abstain  Non-Votes
-------                                                                      ---------- --------- --------- ---------
(3)   Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.............................. 23,413,179 1,766,387 1,397,620 6,938,016

4(a)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco PowerShares Capital Management LLC............ 24,739,772   514,704 1,323,702 6,937,024

4(b)  Approve an amendment to the current Master Intergroup Sub-Advisory
      Contract to add Invesco Asset Management (India) Private Limited...... 24,572,330   660,227 1,345,583 6,937,062